                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, The Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

          Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

------------------------------------------- ----------------------------------- ----------------------------------------------------
          FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                           UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                     ALL OF THE FUNDS
------------------------------------------- ----------------------------------- ----------------------------------------------------
AIM V.I. Capital Appreciation Fund          Lincoln Life & Annuity              -  The Lincoln Life & Annuity Company of New York:
AIM V.I. Diversified Income Fund            Flexible  Premium Variable             Flexible Premium Variable Life Insurance Policy
AIM V.I. Growth Fund                        Life Account M                         LN615NYLNY; LN660NY
AIM V.I. International Equity Fund
AIM V.I. Value Fund

------------------------------------------- ----------------------------------- ----------------------------------------------------
                                            LLANY Separate Account R            -  The Lincoln Life & Annuity Company of New York:
                                            for Flexible Premium                   Flexible Premium Variable Life Insurance Policy
                                            Variable Life Insurance                On the Lives of Two Insureds LN650NY; LN655

------------------------------------------- ----------------------------------- ----------------------------------------------------
                                            Lincoln New York Account N          -  Lincoln Life & Annuity Company of New York:
                                              for Variable Annuities               Delaware Lincoln New York Choice Plus Variable
                                                                                   Annuity AN426NY
------------------------------------------- ----------------------------------- ----------------------------------------------------


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   ___________________

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

                                                     AIM VARIABLE INSURANCE FUNDS, INC.



Attest:                                              By:
         --------------------------------                  -------------------------------------
Name:    Nancy L. Martin                             Name:    Robert H. Graham
Title:   Assistant Secretary                         Title:   President


(SEAL)

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



                                                     A I M DISTRIBUTORS, INC.


Attest:                                              By:
         --------------------------------                   ------------------------------------
Name:    Nancy L. Martin                             Name:    Michael J. Cemo
Title:   Assistant Secretary                         Title:   President


(SEAL)




                                                     THE LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



Attest:                                              By:
         --------------------------------                   ------------------------------------
Name:                                                Name:
         --------------------------------                   ------------------------------------
Title:                                               Title:
         --------------------------------                   ------------------------------------

(SEAL)




                                                     LINCOLN FINANCIAL ADVISORS CORPORATION


AAttest:                                             By:
         --------------------------------                   ------------------------------------
Name:                                                Name:
         --------------------------------                   ------------------------------------
Title:                                               Title:
         --------------------------------                   ------------------------------------

(SEAL)
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